                                                                       EXHIBIT 6

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83656 for Hartford Life Insurance Company Separate Account Five on Form S-6.


                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998